UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2006

--------------------------------------------------------------------------------------------

Twin Disc, Incorporated

--------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Wisconsin 1-7635 39-0667110
----------------------------------------------------------------------------------------------------------

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No.)

1328 Racine Street, Racine, Wisconsin		53403

----------------------------------------------------------------------------------------------------

(Address of principal executive offices)                                                                      (Zip Code)

Registrant’s telephone number, including area code                                                (262) 638-4000

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
---------------------------------------------------------------------------------------------------------------------

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 16, 2006, Twin Disc, Incorporated (the “Company”) filed a Current Report on Form 8-K to report the acquisition of the stock of four related foreign entities: B.C.S. S.r.l., an Italian limited liability company; B.C.S. Service S.r.l., an Italian limited liability company; Boat Equipment Limited, a Maltese limited liability company; and Vetus Italia S.r.l., an Italian limited liability company (collectively, the “Acquired Companies”). The total purchase price for the acquisition of the Acquired Companies was €17,715,000 ($22,707,000), allocated among the Acquired Companies as set forth in the Stock Purchase Agreement between the Company and the shareholders of the Acquired Companies.

This Amendment No. 1 of the Current Report on Form 8-K/A provides audited financial statements of the Acquired Companies and certain pro forma financial information and amends Items 9.01(a) and (b) of the May 16, 2006, Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited aggregated income statement and audited aggregated balance sheet of the Acquired Companies for the year ended December 31, 2005, and the related Independent Auditor’s Report thereon, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma consolidated statement of earnings for the previous fiscal year of Twin Disc, Incorporated, which ended June 30, 2005, alongside the unaudited pro forma consolidated statement of earnings of the Acquired Companies for the year ended December 31, 2005, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited pro forma consolidated balance sheet of Twin Disc, Incorporated as of March 31, 2006, alongside the unaudited pro forma consolidated balance sheet of the Acquired Companies as of May 31, 2006, are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

In accordance with Regulation S-X, Section 210.11 -02(c)(3), due to the unavailability of certain historical monthly financial information of the Acquired Companies, it was deemed not practicable to bring the statements of the Acquired Companies to within 93 days of the Company’s year end. It was also deemed not practicable to present interim pro forma financial information for the nine months ended March 31, 2006.

The transaction described in this Form 8-K/A will be accounted for as an acquisition of the Acquired Companies by the Company under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business

Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets acquired by the Company in connection with the transaction, based on their fair values as of the completion of the transaction. The excess cost over the net tangible and identifiable intangible assets is allocated to goodwill.

The unaudited pro forma consolidated financial statements present the acquisition of the Acquired Companies under the purchase method of accounting, and reflect the preliminary purchase price allocation based on the Company’s estimate of the fair value of the assets acquired and liabilities assumed. The preliminary purchase price allocation is subject to finalization of the valuation of intangible assets, other assets acquired and liabilities assumed.

The unaudited pro forma statements of earnings have been prepared to illustrate the estimated effect of the acquisition by the Company of 100% of the outstanding stock of the Acquired Companies. The unaudited pro forma statements of earnings are presented for informational purposes only. The pro forma data is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed as of any earlier date. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the combined company.

(c) Exhibits

99.1	Audited consolidated statement of operations and audited condensed balance sheets of the Acquired Companies for the year ended December 31, 2005, and related Independent Auditor’s Report.

99.2	Unaudited pro forma consolidated statement of earnings for the previous fiscal year of Twin Disc, Incorporated, which ended June 30, 2005, alongside the unaudited pro forma consolidated statement of earnings of the Acquired Companies for the year ended December 31, 2005.

99.3	Unaudited pro forma consolidated balance sheet of Twin Disc, Incorporated as of March 31, 2006, alongside the unaudited pro forma consolidated balance sheet of the Acquired Companies as of May 31, 2006.

------------------------------------------------------------------------------------------------------------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 28, 2006 Twin Disc, Inc.

                                                                                                                                                                /s/ Christopher J. Eperjesy
                                                                                                                                                                --------------------------------------------
                                                                                                                                                                Christopher J. Eperjesy
                                                                                                                                                                VP-Finance, CFO and Secretary